EXHIBIT 24.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Form S-8 registration statement of our report, dated March 12, 1997, on the financial statements of Applied Voice Recognition, Inc., and to reference to our firm under the caption "experts" in the prospectus.

Houston, Texas
April 1, 1997
                                                           MALONE & BAILEY, PLLC